Utility growth and performance remain on track Earnings reduced by $0.17 per share associated with ZENS primarily due to the merger of Time Warner Cable and Charter Communications Company reaffirms full-year guidance of $1.12 - $1.20 per diluted share Company concludes REIT review 2nd Quarter 2016 Earnings Call August 5, 2016 Exhibit 99.2

Cautionary Statement This presentation and the oral statements made in connection herewith contain statements concerning our expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, costs, prospects capital investments or performance or underlying assumptions (including future regulatory filings and recovery, liquidity, capital resources, balance sheet, cash flow, capital investments and management, financing costs, and rate base or customer growth) and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation include statements about our Continuum acquisition and integration, including statements about future financial performance, margin and operating income and growth, guidance, including earnings and dividend growth, future financing plans and expectation for liquidity and capital resources, tax rates and interest rates, among other statements. We have based our forward-looking statements on our management's beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth, Enable Midstream’s performance and ability to pay distributions, and other factors described in CenterPoint Energy, Inc.’s Form 10-K for the period ended December 31, 2015 and Form 10-Q for the period ended June 30, 2016 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Certain Factors Affecting Future Earnings” and in other filings with the SEC by CenterPoint Energy, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC’s website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof. Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of net income and diluted earnings per share, CenterPoint Energy also provides guidance based on adjusted net income and adjusted diluted earnings per share, which are non-GAAP financial measures.  Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure.  CenterPoint Energy’s adjusted net income and adjusted diluted earnings per share calculation excludes from net income and diluted earnings per share, respectively, the impact of ZENS and related securities and mark-to-market gains or losses resulting from the company’s Energy Services business. A reconciliation of net income and diluted earnings per share to the basis used in providing 2016 guidance is provided in this presentation on slides 16 and 21. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking adjusted net income and adjusted diluted earnings per share because changes in the value of ZENS and related securities and mark-to-market gains or losses resulting from the company’s Energy Services business are not estimable.  Management evaluates the company’s financial performance in part based on adjusted net income and adjusted diluted earnings per share. We believe that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the company’s fundamental business performance. These excluded items are reflected in the reconciliation table on slides 16 and 21 of this presentation.  CenterPoint Energy’s adjusted net income and adjusted diluted earnings per share non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, net income and diluted earnings per share, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies.

Earnings Call Highlights Second Quarter Performance Enable Midstream Highlights Full-Year Outlook Scott Prochazka – President and CEO

Second Quarter 2016 Performance Highlights (1) Refer to slide 16 for reconciliation to GAAP measures and slide 2 for information on non-GAAP measures (2) Excluding ZENS and mark-to-market adjustments Q2 2016 vs Q2 2015 Drivers (2) h Favorable Variance i Unfavorable Variance Interest Expense Rate Relief Customer Growth Midstream Investments O&M expense Depreciation Weather Q2 EPS Q2 EPS on a Guidance (Non-GAAP) Basis (1) Second quarter 2016 EPS loss of $0.01, including a $0.17 per share charge associated with ZENS primarily due to the merger of Time Warner Cable and Charter Communications, compared with second quarter 2015 EPS of $0.18

Enable Midstream (1) Enable is one of the top gathering and processing companies in the country in terms of customer drilling activity, driven by a strong focus on customer service and continued infrastructure investments 29 rigs are currently contractually dedicated to Enable (2), representing approximately 6% of the total US active rig count (3) The Bradley II processing plant, a 200 million cubic feet per day (MMcf/d) natural gas processing plant, is now fully operational Focused on continuous improvement, including deploying capital efficiently and reducing costs Declared a second quarter 2016 cash distribution of $0.318 per common and subordinated unit and a cash distribution of $0.625 per Series A Preferred Unit Highlights (1) Source: Enable Midstream Partners, August 3, 2016, Press Release and Q2 Earnings Call. Please refer to these materials for an overview of Enable’s Q2 performance (2) As of July 26, 2016 (3) Rigs contractually dedicated to Enable as of July 26, 2016 compared to total U.S. rig count of 463 as reported by Baker Hughes as of July 29, 2016 (4) Rig data per Drillinginfo as of July 26, 2016, and Enable assets on map are as of July 18, 2016 SCOOP and STACK Map (4)

Full-Year Outlook Our focus remains to invest in our current utility service territories to address ongoing growth, maintenance, reliability, safety and customer service Earnings from Utility Operations are expected to represent 75% - 80% of overall earnings in 2016 We anticipate 2016 Utility Operations earnings growth will be driven by: (1) Refer to slide 21 for reconciliation to 2015 GAAP measures and slide 2 for information on non-GAAP measures 2016 Guidance Range vs. 2015 EPS on a Guidance (Non-GAAP) Basis (1) $1.12 - $1.20 $1.10 Effective capital management Optimization of financing and operating costs Customer growth Efficient rate recovery

Earnings Call Highlights Houston Electric Results Houston Electric Regulatory Update Tracy Bridge – EVP & President, Electric Division Construction of a new 345kV double circuit tower

(1) Houston Electric’s customer count increased from 2,322,164 as of June 30, 2015 to 2,377,352 as of June 30, 2016 (2) 2015 TDU core operating income represents total segment operating income of $158 million, excluding operating income from transition and system restoration bonds of $27 million (3) Net transmission-related revenue (4) Includes higher equity return primarily related to true-up proceeds of $5 million and higher right-of-way revenues of $1 million (5) 2016 TDU core operating income represents total segment operating income of $158 million, excluding operating income from transition and system restoration bonds of $23 million $ Millions 2% YoY Customer Growth (1) (2) (3) (5) Electric Transmission and Distribution Operating Income Drivers: Q2 2015 vs Q2 2016 (4)

DCRF – Distribution Cost Recovery Factor; PUCT – Texas Public Utility Commission; TCOS – Transmission Cost of Service; EECRF – Energy Efficiency Cost Recovery Factor (1) Performance incentive approved and recognized in October 2015 was $6.6 million Mechanism Effective Date Annual DCRF Revenue Requirement ($MM) Comments Docket # DCRF September 2016 $45.0 Filed in April 2016; June 2016 settlement with PUCT provides for an annualized DCRF revenue requirement of $45.0 million effective September 2016 through August 2017; unless otherwise changed in subsequent DCRF filing, provides for an annualized DCRF revenue requirement of $49.0 million effective September 2017; approved in July 2016 45747 Annualized DCRF revenue requirement: $45.0 million Electric Transmission and Distribution Q2 2016 Regulatory Update Mechanism Expected Effective Date Annual Performance Incentive ($MM) Comments Docket # EECRF March 2017 $10.6 Filed in June 2016; requested amount based on 2015 program performance; pending approval; requested approval effective by March 2017; recognized when approved 46014 Requested energy efficiency incentives expected to be recognized in 2016 (1): $10.6 million Mechanism Expected Effective Date Annual Revenue Increase ($MM) Comments Docket # TCOS Q3 2016 $3.5 Filed in July 2016; annual increase in revenue of $3.5 million; approval expected during Q3 2016 46230 Expected annualized rate relief from pending 2016 filings: $3.5 million

2015 Minnesota Beltline Replacement Project in downtown Minneapolis Earnings Call Highlights Natural Gas Distribution Results Natural Gas Distribution Regulatory Update Energy Services Results Joe McGoldrick – EVP & President, Gas Division

1% YoY Customer Growth (1) $ Millions Natural Gas Distribution Operating Income Drivers: Q2 2015 vs Q2 2016 (2) (1) Natural Gas Distribution’s customer count increased from 3,362,044 as of June 30, 2015 to 3,397,827 as of June 30, 2016 (2) Increased miscellaneous revenues, primarily due to weather-related decoupling and increased usage due to improved economic activity in Minnesota (3) Includes increased contractor services expense of $5 million, primarily due to pipeline integrity work and higher disconnect activities that are recovered when service is reconnected and increased labor and benefits expense of $2 million (3)

GRIP – Gas Reliability Infrastructure Program; RRA – Rate Regulation Adjustment; CIP – Conservation Improvement Program (1) Performance incentive approved and recognized in August 2015 was $11.6 million Jurisdictions Effective Date Annual Increase ($MM) Comments Docket # Houston South Texas Beaumont/East Texas Texas Coast July 2016 $18.2 Annual GRIP filings submitted in March 2016; approved and implemented by July 2016 10508 10509 10510 10511 Annualized rate relief from 2016 filings: $18.2 million Natural Gas Distribution Q2 2016 Regulatory Update Mechanism Expected Effective Date Annual Performance Incentive ($MM) Comments Docket # Minnesota Q4 2016 $12.7 Minnesota CIP filed in May 2016; requested incentive amount based on 2015 program performance; pending approval; recognized when approved G008/M-16-366 Requested energy efficiency incentives expected to be recognized in 2016 (1): $12.7 million Jurisdiction Expected Effective Date Annual Increase ($MM) Comments Docket # Mississippi Q3 2016 $3.3 $3.3 million RRA adjustment with an adjusted ROE of 9.47% is pending approval 12-UN-139 Expected annualized rate relief from pending 2016 filings: $3.3 million

Jurisdiction Effective Date Rate Relief ($MM) Comments Docket # Minnesota October 2015 Interim rates effective in October 2015 (1) Rate case; interim increase of $47.8 million effective in October 2015; MPUC order issued in June 2016 includes $27.5 million rate increase based on an ROE of 9.49%; request for reconsideration filed in June 2016; interim rate refunds and final rates implemented after MPUC accepts compliance filing 15-424 APSC – Arkansas Public Service Commission; MPUC – Minnesota Public Utilities Commission; BDA – Billing Determinant Rate Adjustment (1) Interim rates begin the recognition of revenue, subject to a refund (pending issuance of final order) Jurisdiction Expected Effective Date Annual Increase ($MM) Comments Docket # Arkansas Q3 2016 $14.2 Rate case; non-unanimous settlement agreement reached includes annual increase of $14.2 million, ROE of 9.5% and adoption of an annual rate mechanism to recover future capital and expenses; hearing held in July 2016 for APSC to consider non-unanimous settlement; pending approval 15-098-U Expected annualized rate relief from pending 2015 filings currently not included in rates: $14.2 million Additional pending 2015 filings currently in rates Natural Gas Distribution Q2 2016 Regulatory Update Jurisdiction Date Recognized Rate Relief ($MM) Comments Docket # Arkansas December 2015 $5.5 BDA filed in March 2016; revenue recognized in Q4 2015; rates were implemented in June 2016 06-161-U Rate relief from 2016 filings recognized in 2015: $5.5 million

Second Quarter Operating Income Operating income was $7 million for both the second quarter 2016 and the same period last year, excluding a mark-to-market loss of $7 million and a gain of $2 million, respectively Acquisition Integration Integration efforts from recent acquisition is expected to be substantially complete this year Acquisition increased total metered customers by more than 12,000 Outlook for Combined Operations Anticipate 2016 performance to be similar to 2015, including integration and acquisition costs Expect operating income of $45 - $55 million in 2017 Energy Services Results

Bill Rogers – EVP & CFO Earnings Call Highlights Second Quarter Earnings ZENS Guidance Parameters Financing, Interest Expense & Tax

Note: Refer to slide 2 for information on non-GAAP measures Reconciliation: Net Income and Diluted EPS to Adjusted Net Income and Adjusted Diluted EPS Used in Providing Annual Earnings Guidance

The Charter Communications merger with Time Warner Cable (TWC) closed May 18, 2016 Upon closing of the merger, CenterPoint received $100 and 0.4891 shares of Charter Common for each share of TWC Common, cash proceeds of $178 million In accordance with the terms of ZENS, CenterPoint remitted $178 million to ZENS note holders in June 2016, resulting in the following: ZENS Cash payment to ZENS note holders $178 Indexed debt – reduction (40) Indexed debt securities derivative – reduction (21) Loss on indexed debt securities $117 As of June 30, 2016 the reference shares for each ZENS note consisted of 0.5 share of TW Common, 0.0625 share of Time Common, 0.061382 share of Charter Common, and the contingent principal balance was $519 million (in millions)

2016 Earnings Guidance (1) Midstream Investments $0.31 2015 Consolidated EPS: $1.10 Utility Operations 2016 Consolidated EPS: $1.12 - $1.20 2015 2016 2017 2018 $0.79 $0.88 to $0.92 $0.24 to $0.28 4-6% YoY EPS Growth Earnings from Utility Operations were ~70% of overall earnings in 2015 and are expected to represent 75% - 80% in 2016 Utility Operations are expected to produce 75 - 80% of cash flow in 2016 2016 Utility Operations EPS growth expected to include: Enable preferred investment Interest expense benefit Utility operating income growth (1) Refer to slide 21 for reconciliation to 2015 GAAP measures and slide 2 for information on non-GAAP measures 4-6% YoY EPS Growth 4-6% YoY EPS Growth

Financing, Interest Expense and Tax

- **Liquidity and Capital Resources**
  - Anticipate strong balance sheet and cash flow
  - Project total capital investment of ~$1.4 billion for 2016
  - Net incremental borrowings of ~$200 million for 2016, inclusive of funding for the acquisition of the retail energy services business and natural gas wholesale assets of Continuum
  - Equity issuance not anticipated in 2016 or 2017
  - Minimal incremental financing needs for 2017; dependent on factors including bonus depreciation, capital investment plans and working capital
- **Tax Rates**
  - Anticipate 37% effective tax rate for 2016; increase from 36% effective tax rate due to deferred tax expense related to Enable income from a Louisiana state tax law change
- **Interest Rates**
  - Full-year 2016 interest expense projected to be lower than 2015
  - Near-term maturities and refinancing suggest interest expense savings


Long-term Debt Maturities ($MM) (1)
$800
$600
$400
$200
$0
2017
2018
CNP
CERC

Equity/Total Capital (2) (as of June 30, 2016)	
CenterPoint Energy Inc. Consolidated	35.8%
CenterPoint Energy Houston Electric, LLC	42.3%
CenterPoint Energy Resources Corp.	60.8%

(1) Excludes transition and system restoration bonds
(2) Total debt includes revolver and commercial paper borrowings; excludes money pool borrowing

investors.centerpointenergy.com 19

Appendix

Note: Refer to slide 2 for information on non-GAAP measures Reconciliation: Net Income and Diluted EPS to Adjusted Net Income and Adjusted Diluted EPS Used in Providing Annual Earnings Guidance